EXHIBIT 99.1


CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contain forward looking statements, including statements relating to results of operations. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management's judgment, beliefs, current trends and market conditions. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. Forward-looking statements made by the company may be identified by the use of words such as "will," "expects," "intends," "plans," "anticipates," "believes," "seeks," "estimates," and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) Reynolds may be unable to obtain shareholder approval required for the transaction; (2) Reynolds may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Reynolds or cause the parties to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) Reynolds may be unable to achieve cost reduction and revenue growth plans; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Reynolds or its subsidiaries may be different from what the parties expect; (7) the businesses of Reynolds may suffer as a result of uncertainty surrounding the transaction; (8) the timing of the initiation, progress or cancellation of significant contracts or arrangements, the mix and timing of services sold in a particular period; and (9) Reynolds may be adversely affected by other economic, business, and/or competitive factors. These and other factors that could cause actual results to differ materially from those expressed or implied are discussed under "Risk Factors" in the Business section of our most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

ABOUT REYNOLDS

Reynolds and Reynolds (WWW.REYREY.COM) has helped automobile dealers sell cars and take care of customers since 1927. Today, more than 15,000 dealers worldwide rely on Reynolds to help run their dealerships. In the U.S. and Canada, the REYNOLDSYSTEM(TM) combines comprehensive solutions, experienced people and proven practices that drive total dealership performance through a full range of retail Web and customer relationship management solutions, e-learning and consulting services, documents, data management and integration, networking and support and leasing services. Internationally, Reynolds serves dealers in more than 35 countries through a broad range of retailing solutions and consulting services.

ABOUT UNIVERSAL COMPUTER SYSTEMS

Universal Computer Systems offers a comprehensive solution for the computing and business needs of automobile dealerships. The company is the leader in innovation for dealership computer systems. Throughout the 1980s, 1990s, and into the new millennium, Universal Computer Systems has been the first to introduce many of the dealership software applications available today. As a result of this aggressive software development, Universal Computer Systems meets and exceeds every dealership software need.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, a proxy statement of Reynolds and other materials will be filed with SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REYNOLDS AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Reynolds at http://www.sec.gov, SEC's Web site. Free copies of Reynolds' SEC filings are also available on Reynolds' Web site at www.reyrey.com.


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PARTICIPANTS IN THE SOLICITATION

Reynolds and its executive officers and directors and Universal Computer Systems may be deemed, under SEC rules, to be participants in the solicitation of proxies from Reynolds' shareholders with respect to the proposed transaction. Information regarding the officers and directors of Reynolds is included in its definitive proxy statement for its 2006 annual meeting filed with SEC on May 15, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

                                       ###
CONTACT INFO:
REYNOLDS                                  UNIVERSAL COMPUTER SYSTEMS
MEDIA

Mark Feighery                             Trey Hiers
937.485.8107                              713.718.1800
MARK_FEIGHERY@REYREY.COM                  TREYHIERS@UNIVERSALCOMPUTERSYSTEMS.COM

INVESTORS

John E. Shave
937.485.1633
JOHN_SHAVE@REYREY.COM



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                                   FACT SHEET
              REYNOLDS AND REYNOLDS AND UNIVERSAL COMPUTER SYSTEMS
                                   AUGUST 2006

Reynolds and Reynolds and UCS have announced they will merge to create the world's pre-eminent dealer services provider.
o    The new company will be known as the Reynolds and Reynolds Company
o The headquarters will be located at the current Reynolds Headquarters campus in Kettering, Ohio
o    The brand in the market will be Reynolds

Reynolds chose to merge with UCS for business and competitive reasons.
o First, the merger delivers a substantial and immediate premium to shareholders.
o Second, Reynolds will be a stronger competitor in the marketplace by adding UCS's advanced products and world-class development capacity.
o Third, the merger is one more engine behind growth and is consistent with our performance improvement plan to drive revenue, deliver more value to customers, and improve the productivity and operating effectiveness of the company.
o Finally, this is an opportunity to create something very special in a dealer services provider - and that can mean growth and opportunity for individuals. Overall, associates should see new opportunities, additional responsibilities, and professional challenges as a result of the merger.

Reynolds operates in a fiercely competitive environment, where customers continually expect more from our business in order to succeed at higher levels in their business.
o The merger is the best way for us to compete successfully, effectively, and profitably long-term, solidifying our position as THE leading dealer services provider.

Across Reynolds, our immediate focus is to deliver results in the fourth quarter and build momentum for 2007.
o    The merger requires regulatory clearance and shareholder approval.
o Shortly, an integration team will be named, which will manage the practical and business aspects of the merger.

What we do best is help automobile dealers sell more cars, reach more customers, and improve their business results.
o    Now, we will be able to fulfill that mission in ways never imagined before.

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                              REYNOLDS AND REYNOLDS
                                Q&A (ASSOCIATES)

GENERAL Q&A

1.   QUESTION: Why is Reynolds merging with Universal Computer Systems? ANSWER:
     First, it delivers a substantial and immediate premium to shareholders. Second, Reynolds will be a stronger competitor in the marketplace by adding UCS's advanced products and world-class development capacity. Third, the merger is one more engine behind our growth and is consistent with our performance improvement plan to drive revenue, deliver more value to customers, and improve the productivity and operating effectiveness of the company. Finally, this is an opportunity to create the world's pre-eminent dealer services provider - and that can mean growth and opportunity for individuals.

2.   QUESTION: Will jobs be added or reduced as a result of the merger? ANSWER:
     It's unlikely employment levels will increase at headquarters as a result of the merger. Reynolds already is in the midst of streamlining the organization and eliminating a number of positions over the next three years. That will continue. Further, we are merging the operations of two fully functioning companies and there will be duplication in roles and functions. Overall, a net addition of new positions is unlikely, even though there may be new or different positions in the future, both as a result of the business streamlining and the merger.

3.   QUESTION: What will happen over the next few months at Reynolds? ANSWER:
     The first priority is to deliver results in the fourth quarter and build momentum going into 2007. The merger requires regulatory clearance and shareholder approval, which we expect by the end of the calendar year. Finally, an integration team will be named, which will manage the practical and business aspects of the merger.

4. QUESTION: What will happen to activities in specific functions - sales, customer service, development and engineering, and so forth? ANSWER: There are no changes immediately.

5. QUESTION: What does this mean for Reynolds International? ANSWER: There are no changes immediately. We will continue with the integration of DCS into Reynolds International and continue to build our international business.

BENEFITS Q&A

1. QUESTION: Will benefits change? ANSWER: Under the terms of the merger agreement, the new company has agreed to honor the current benefit plans for a year. After that, benefit plans will be reviewed regularly, just as Reynolds has reviewed its benefit plans.


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2.   QUESTION: Does this change the recent announcements by Reynolds that it will freeze the pension plan and enhance the 401(k) plan? Will profit sharing still be added for U.S. employees? ANSWER: The defined benefit (pension) plan will be frozen September 30. Under the terms of the merger agreement, the new company has agreed to honor the enhanced 401(k) plan and profit sharing for a year. After that, the 401(k) plan and profit sharing will be reviewed in the context of total compensation and benefits.

3. QUESTION: What happens to any restricted shares or stock options for associates? ANSWER: All outstanding stock options and restricted shares (time-based and performance based) will vest on the date of closing; performance based shares will vest at target.

4.   QUESTION: What impact will the merger have on the FY2006 bonus plan?
     ANSWER: The merger will not affect the FY 2006 bonus plan.

                                      # # #


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August 8, 2006
CEO O'Neill e-mail
To:  All Reynolds associates

Today, Reynolds and Reynolds announced that it will merge with Universal Computer Systems to create the world's pre-eminent dealer services provider. The new company will be known as the Reynolds and Reynolds Company, headquartered at the current Reynolds Headquarters campus. This merger adds substantial strength to Reynolds immediately, providing us with advanced products and world-class development capability - more resources with which to grow and serve customers. The platform for growth will continue to be the Reynolds brand and the Reynolds way of doing business. We will continue to put our customers first and "Remember Who's Boss." By combining the companies as Reynolds and Reynolds, we will offer customers the benefits of UCS's advanced products, complemented by our own products, reputation and reach in the market, and by our unrelenting focus on customer satisfaction.

The actions we announced in July to drive revenue and improve productivity were aimed squarely at one overarching target: growth - more substantial, more consistent, more profitable. This merger is one more engine behind our growth. It provides Reynolds with the opportunity to serve automobile dealers MORE completely and MORE effectively, meeting MORE of their needs. It's everyone's responsibility to seize this opportunity and deliver sustained growth behind the Reynolds brand - that is the key to our success in this merger and in the marketplace. The NEW Reynolds and Reynolds is moving forward, more solidly than ever, with all that is implied in our brand and from our associates.

The possibilities - and opportunities - of this merger are truly exciting. Immediately, we expand our customer base and extend our reach in the marketplace. Immediately, we strengthen our range of products and services so that we are better able to meet customer needs. And, immediately, we gain depth and capability in engineering and development and in our technology underpinnings. Now, no one in the dealer services business anywhere in the world will be more capable, more knowledgeable, or more passionately committed to customers than the new Reynolds and Reynolds.

This merger also will create new opportunities, additional responsibilities, and professional challenges for associates. As we combine the two organizations, we will take advantage of our mutual strengths. As a result, Reynolds will be a stronger company that can grow more substantially and meet the needs of customers more profitably. All of this will unfold as we move forward.

I realize there are questions to be answered, which we will answer in the coming months. There will be no immediate changes in how we do our jobs, how we conduct business, or how dealers do business with Reynolds. In the midst of the excitement about what this means for Reynolds - and anticipation about how the two companies will be combined - it's important to remember that the transaction needs regulatory clearance and shareholder approval, which currently we expect before the end of the calendar year.


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Until the transaction closes, how you did your job yesterday is how you should do your job tomorrow.

Collectively and individually, we have business objectives to meet this quarter and this year. That is the first priority - and our objectives have not changed. We are in the midst of executing the initiatives that we announced in late July that will drive revenue growth, improve productivity, and lower our costs. This latest news does not diminish the requirement to continue to implement those changes forcefully and effectively.

Of course, we will also have the challenge of integrating our two companies. Shortly, we will put a team in place to lead that effort. At the moment, what's most important for all of us is to maintain a critical focus - as never before - on our customers and on our business as we deliver results in the fourth quarter and generate momentum for a successful 2007.

In the meantime, let's all remember that our core competency - the way we create value for our customers - is by helping automobile dealers sell more cars, reach more customers, and improve their profitability.

Now, we will be able to fulfill that mission in ways we could not have imagined before.


/s/ Fin O'Neill


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August 8, 2006
CEO O'Neill
Web site posting

Today, Reynolds and Reynolds announced that we will merge with Universal Computer Systems (UCS) to create the world's pre-eminent dealer services provider. The new company will be known as the Reynolds and Reynolds Company, defined by the Reynolds brand and the Reynolds way of doing business. We will continue to put our customers first and "Remember Who's Boss."

By combining the companies as Reynolds and Reynolds, we will offer customers the benefits of UCS's advanced products, complemented by Reynolds' products, our reputation and reach in the market, and our unrelenting focus on customer satisfaction.

The possibilities - and opportunities - of this merger are truly exciting. Immediately, we strengthen our customer base and extend our reach in the marketplace. Immediately, we expand our range of products and services so that we are better able to meet customer needs. And, immediately, we add world-class engineering and development capability - more resources with which to serve customers.

Now, no one in the dealer services business anywhere in the world will be more capable, more knowledgeable, or more passionately committed to customers than the new Reynolds and Reynolds.

The transaction, of course, requires regulatory clearance and approval from shareholders, which we expect before the end of the calendar year. In the meantime, nothing will change in how we serve customers or how customers do business with Reynolds and Reynolds. As I said publicly in the news release announcing the merger, we are committed to protecting our customers' investments, regardless of the platforms they currently are using. Meeting our commitments to customers remains our one priority.

At Reynolds and Reynolds, what we do best is help automobile dealers sell more cars, reach more customers, and improve their profitability. Now, we will be able to fulfill that mission in ways not imagined before.


/s/ Fin O'Neill


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                                   Fin O'Neill
                          Voice Mail to All Associates
                                 August 8, 2006

Hello, this is Fin O'Neill with a message for all associates.

Welcome to the world's pre-eminent dealer services provider!

This morning, as you saw, we announced the merger of Reynolds and Reynolds and UCS. This is exciting news and a watershed day for Reynolds. The combined companies will be known as the Reynolds and Reynolds Company, headquartered where we are today, with a singular focus on growing the Reynolds brand and putting customers first - remembering who's boss.

The possibilities - and opportunities - of this merger are truly exciting - for the business and for associates.
- Immediately, we expand our customer base and extend our reach in the marketplace.
-   We strengthen our range of products
    and services so that we are better able to meet customer needs.
- We gain depth and capability in engineering and development, and in our technology underpinnings.


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-   Now, no one in the dealer services business anywhere in the world will be more capable, more knowledgeable, or more passionately committed to customers than the NEW Reynolds and Reynolds.

At the same time, the merger will create new opportunities, additional responsibilities, and professional challenges for associates. As we combine the two organizations, we plan to take advantage of our mutual strengths. The result will be a much stronger Reynolds and Reynolds. All of this will unfold as we move forward.

There are questions to be answered, I realize, and we will answer them in the coming months. But, there will be no immediate changes in how we do our jobs, how we conduct business, or how dealers do business with Reynolds.

Collectively and individually, we have business objectives to meet this quarter and this year. That is the first priority - and our objectives have not changed. All of us are accountable for delivering results in the fourth quarter and generating momentum for a successful 2007.

With the actions we announced in July and our news today, we have accelerated the pace of change almost exponentially. At


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the same time, we have opened possibilities for growth that any company would envy. I am confident that we are up to this challenge.

In the meantime, let's all remember that our core competency - the way we create value for our customers - is by helping automobile dealers sell more cars, reach more customers, and improve their profitability.

Now, we will be able to fulfill that mission in ways we could not have imagined before.
                                      # # #

 FOR CUSTOMER FACING AND CALL CENTER ASSOCIATES: COMMENTS IN RESPONSE TO
                             QUESTIONS FROM DEALERS

Reynolds and Universal Computer Systems have announced their intention to merge.
- The merger will create the world's pre-eminent dealer services provider focused on helping customers succeed.
     o Stronger in products and solutions
     o Stronger in service and support
     o Stronger in development and engineering
     o Stronger in ability to meet customer needs

The new company will be known as the Reynolds and Reynolds Company, defined by the Reynolds brand and the Reynolds way of doing business.
- We will continue to put our customers first and "Remember Who's Boss."

Nothing changes in how we serve customers or how customers do business with Reynolds and Reynolds.
- We are committed to protecting our customers' investments, regardless of the platforms they currently are using.
- Meeting our commitments to customers remains our one priority.

The news release and a letter from Fin are available at WWW.REYREY.COM

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